Exhibit 99.1

Cause No. D-1-GN-06-002366

THE TEXAS DEPARTMENT	§	IN THE DISTRICT COURT OF
OF INSURANCE	§
Plaintiff	§
§
v.	§
§
VESTA FIRE INSURANCE	§	TRAVIS COUNTY, TEXAS
CORPORATION, VESTA INSURANCE	§
CORPORATION, SHELBY CASUALTY	§
INSURANCE COMPANY, THE SHELBY	§
INSURANCE COMPANY, TEXAS SELECT	§
LLOYDS INSURANCE COMPANY AND	§
SELECT INSURANCE SERVICES, INC.	§
Defendants	§	126th JUDICIAL DISTRICT

AGREED ORDER APPOINTING REHABILITATOR

AND PERMANENT INJUNCTION

On this day, the Court heard the Application for Order of Rehabilitation and Permanent Injunction filed by the Texas Department of Insurance. The Application requests an order placing Defendants into rehabilitation pursuant to TEX. INS. CODE §21A.101 et seq, and appointing the Commissioner of Insurance for the State of Texas (the “Commissioner”) as Rehabilitator of Defendants (the “Rehabilitator”). The Application also requests a Permanent Injunction pursuant to TEX. INS. CODE §21A.008(a), enjoining Defendants and their agents from conducting Defendants’ business, and enjoining other parties from taking any actions against Defendants or their property. The Texas Department of Insurance appeared by and through the Office of the Attorney General. Defendants appeared by and through their counsel of record, and consented to the entry of this Order.

I. FINDINGS

Having considered Plaintiff’s verified petition, the evidence and arguments of counsel, the Court finds as follows:

1.1	The Court has jurisdiction over the parties and the subject matter of this action.

1.2	Grounds exist to place Defendants into rehabilitation under TEX. INS. CODE §21A.057, and Plaintiff is entitled to an Order of Rehabilitation and Permanent Injunction as requested in its petition pursuant to TEX. INS. CODE §21A.058.

1.3	Pursuant to TEX. INS. CODE §21A.101(a), the Commissioner shall be appointed as Rehabilitator of Defendants, and vested by operation of law with title to all of Defendants’ property as defined in TEX. INS. CODE § 21A.004(a)(20). Such property shall include property of any kind or nature, whether real, personal, or mixed, including but not limited to money, funds, cash, stock, bonds, account deposits, statutory deposits, special deposits, contents of safe deposit boxes, funds held in share accounts or trust accounts, retainages and retainers, letters of credit, real estate, fixtures, furniture, equipment, books, records, documents and insurance policies, intellectual property, computer software and systems, information technology, internet domain names, patents and intangible assets, whether owned individually, jointly, or severally, wherever located, and all rights, claims or causes of action belonging to Defendants, whether asserted or not, including but not limited to accounts receivable, notes, premiums, subrogation, insurance and reinsurance proceeds, and all licenses held by Defendants (collectively, “Defendants’ Property”). The Rehabilitator’s title to Defendants’ Property shall extend to all items owned by Defendants, regardless of the name in which such items are held.

1.4	The Rehabilitator may take action as he deems necessary or appropriate to perform his duties pursuant to TEX. INS. CODE §21A.101(b). The Rehabilitator shall have all the powers of Defendants’ directors, officers and managers, and the authority of such persons is suspended except as specifically permitted by the Rehabilitator or his designees. Further, Defendants and Defendants’ agents shall be required to cooperate with the Rehabilitator pursuant to TEX. INS. CODE §21A.010.

1.5	It is necessary for this Court to issue a permanent injunction pursuant to TEX. INS. CODE §21A.008(a) to carry out the provisions of Tex. Ins. Code Ann. Chapter 21A, and prevent irreparable injury, loss and damage to the general public and Defendants’ creditors. A necessity exists to enforce the provisions of TEX. INS. CODE Chapter 21A by enjoining Defendants and Defendants’ agents from conducting Defendants’ business, except as authorized by the Rehabilitator; enjoining financial institutions or depositories from taking any actions in connection with Defendants’ property, except as directed by the Rehabilitator; and enjoining all claimants or creditors from asserting claims or causes of action against Defendants, except as permitted by TEX. INS. CODE Ann. Chapter 21A.

1.6	Pursuant to TEX. INS. CODE §21A.008(c), a stay is in effect with respect to actions against Defendants or their property. In accordance with TEX. INS. CODE §21A.008(f), such stay of actions against Defendants is in effect for the duration of this proceeding, and the stay of actions against Defendants’ property is in effect for as long as the property belongs to the receivership estate.

1.7	Pursuant to TEX. INS. CODE §21A.008(d), a stay is in effect with respect to actions against insureds covered under policies of insurance issued by Defendants for 90 days after the date of this order, or such further time as ordered by this Court.

1.8	Defendants have waived citation and service of process, and agreed to the entry of this Order.

II. APPOINTMENT OF REHABILITATOR

IT IS ORDERED that the Commissioner is appointed as Rehabilitator of Defendants, and granted the following duties and powers:

2.1	The Rehabilitator is granted and given all powers and authority under TEX. INS. CODE Chapter 21A, and any and all other powers and authority under applicable statutes and the common law of this State.

2.2	The Rehabilitator is authorized to conduct Defendants’ business, administer Defendants’ operations, and enter into any contracts necessary to perform the Rehabilitator’s duties, at his discretion, pursuant to TEX. INS. CODE §21A.102.

2.3	Pursuant to TEX. INS. CODE §21A.101(a), title to all of Defendants’ Property, including but not limited to all the assets and rights described in this Agreed Order Appointing Rehabilitator and Permanent Injunction, is vested in the Rehabilitator. The Rehabilitator is authorized to take control and possession of Defendants’ Property, wherever located, and remove all such property from Defendants’ premises.

2.4	The Rehabilitator is vested with all of Defendants’ rights as the customer of any bank, financial institution or other depository. The Rehabilitator is authorized to withdraw Defendants’ Property from any such entity or any state or federal agency, or continue the operation of any accounts of Defendants, at his discretion.

2.5	Pursuant to TEX. INS. CODE §21A.102(b), the Rehabilitator has all the powers of Defendants’ directors, officers, and managers, and the authority of such directors, officers, and managers is suspended, except as permitted by the Rehabilitator. The Rehabilitator is authorized to supervise, suspend, terminate, or dismiss any or all of the directors, officers, managers, employees or agents of Defendants, or retain such persons at his discretion, and compensate them as he deems necessary from Defendants’ funds.

2.6	The Rehabilitator is authorized to appoint a Special Deputy and retain any other professional, administrative, and clerical services as he deems necessary pursuant to TEX. INS. CODE §21A.102(a). The Rehabilitator is further authorized to set the compensation of such persons, and pay for such services from Defendants’ funds pursuant to TEX. INS. CODE §21A.015(e).

2.7	The Rehabilitator is authorized to receive, collect, control, open and review all mail addressed to or intended for Defendants.

2.8	The Rehabilitator is authorized to file, prosecute, defend, or settle any action as he deems necessary, including any action to enforce the provisions of this order.

2.9	The Rehabilitator is authorized to exclude any person from any property owned, leased or occupied by Defendants, at his discretion.

2.10	The Rehabilitator is authorized to assume or reject any contracts to which Defendants are a party at his discretion pursuant to TEX. INS. CODE §21A.013.

2.11	The Rehabilitator is authorized to pay claims that are approved by the Rehabilitator or allowed in accordance with a rehabilitation plan approved under TEX. INS. CODE §21A.103. The Rehabilitator is further authorized to establish a procedure for the processing of claims, provided that such procedure is consistent with TEX. INS. CODE §21A.103(c)(1), and provides no less favorable treatment of a claim or class of claims than would occur in liquidation, unless a claimant agrees to a less favorable treatment of a claim.

2.12	Pursuant to TEX. INS. CODE §21A.102(b), the Rehabilitator may cancel any and all of Defendants’ policies of insurance if he determines that rehabilitation is not feasible, or that it is not possible to expeditiously transfer all or part of Defendants’ business, or that it is otherwise not in the best interests of the policyholders to continue coverage.

2.13	Pursuant to TEX. INS. CODE §21A.101(b), the Rehabilitator shall file an accounting with the court within six months of the entry of this order, and shall file further accountings at intervals not exceeding six months thereafter.

2.14	Pursuant to TEX. INS. CODE §21A.008(m), the Commissioner is not required to file a bond.

2.15	In the event a successor is appointed to be the Commissioner, the successor shall become the Rehabilitator upon his appointment as Commissioner, and the former Commissioner shall be discharged as Rehabilitator as a matter of law.

2.16	The Court finds that the Rehabilitator has authorized James A. Guillot, Conservator for the Texas Department of Insurance, to act on his behalf. A Special Deputy appointed under TEX. INS. CODE §21A.102(a) shall also have all the rights and powers of the Rehabilitator, subject to any limitations imposed by the Rehabilitator.

III. PERMANENT INJUNCTION

It is FURTHER ORDERED that the Clerk of this Court shall issue a Permanent Injunction against the persons and entities named below, with the following force and effect:

TO:	Defendants and their agents, including but not limited to:

Defendants and their current and former officers, trustees, directors and underwriters (including but not limited to David W. Lacefield, C. David Emery, Stephen P. Russell, Russell K. Crouch, Danny E. Laffey, Michael W. Peters, C. Ray Smith, III, Fred H. Wright, Robert J. McLaughlin, Jr., John W. McCullough, George M. Orin, Ronald A. Deep, Martha Etta Joiner, Bobby L. Nolen, Norman W. Gayle, III, and Donald W. Thornton), owners (including but not limited to Vesta Insurance Group, Inc.), affiliates (including but not limited to J. Gordon Gaines, Inc.), managers, employees, agents, servants, representatives, attorneys, adjusters and other persons or entities acting on behalf of Defendants;

Financial institutions, including but not limited to:

any and all banks, savings and loan associations; trust companies; credit unions; welfare trusts; or any other financial or depository institutions in the possession of any of Defendants’ Property; and

All other parties, including but not limited to:

policyholders, creditors, claimants, reinsurers, intermediaries, attorneys and all other persons, associations, corporations, or any other legal entities asserting claims or causes of action against Defendants, or in possession of any of Defendants’ Property, and the United States Postmaster.

Each of you are hereby RESTRAINED and ENJOINED from taking any and all of the following actions:

3.1	Doing, operating, or conducting Defendants’ business under any charter, certificate of authority, license, permit, power or privilege belonging to or issued to Defendants, or exercising any direction, control, or influence over Defendants’ business, except through the authority of the Rehabilitator or his designees;

3.2	Transacting any business of Defendants in any manner except through the authority of the Rehabilitator or his designees;

3.3	Using, releasing, transferring, selling, assigning, canceling, hypothecating, withdrawing, allowing to be withdrawn, offsetting, asserting ownership of, or removing from this Court’s jurisdiction or from Defendants’ place of business, any of Defendants’ Property, or any other property purchased by Defendants, or any items into which such property has been transferred, deposited or placed, except through the authority of the Rehabilitator or his designees;

3.4	Wasting, disposing of, converting, dissipating, or concealing, in any manner, any of Defendants’ Property;

3.5	Doing anything, directly or indirectly, to prevent the Rehabilitator or his designees from gaining access to, acquiring, examining, or investigating any of Defendants’ Property or any other property, books, documents, records, or other materials concerning Defendants’ business, under whatever name they may be found;

3.6	Obstructing or interfering in any way with the conduct of this proceeding or any incidental investigation as prohibited by TEX. INS. CODE §21A.010(b);

3.7	Intervening in this proceeding for the purpose of obtaining a payment from the receivership estate of Defendants as prohibited by TEX. INS. CODE §21A.005(i);

3.8	Making any claim, charge or offset, or commencing or prosecuting any action, appeal, or arbitration, including administrative proceedings, or obtaining any preference, judgment, attachment, garnishment, or other lien, or making any levy against Defendants, Defendants’ Property or any part thereof, or against the Rehabilitator, except as permitted by a rehabilitation plan approved under TEX. INS. CODE §21A.103, or as otherwise permitted by TEX. INS. CODE ANN. Chapter 21A.

EACH OF YOU ARE FURTHER ORDERED to make available and disclose to the Rehabilitator or his designees the nature, amount, and location of any and all of the items listed above, including but not limited to Defendants’ Property, and immediately surrender all such property to the Rehabilitator or his designees.

DEFENDANTS AND DEFENDANTS’ AGENTS ARE FURTHER ORDERED to cooperate with the Rehabilitator or his designees as required by TEX. INS. CODE §21A.010(a).

IT IS FURTHER ORDERED that the United States Postmaster and any other delivery services shall deliver to the Rehabilitator any items addressed to or intended for Defendants.

IV. STAY OF PROCEEDINGS

4.1	An automatic stay is in effect with respect to actions against Defendants or their property as provided by TEX. INS. CODE §21A.008(c). In accordance with TEX. INS. CODE §21A.008(f), such stay of actions against Defendants is in effect for the duration of this proceeding, and the stay of actions against Defendants’ property is in effect for as long as the property belongs to the receivership estate.

4.2	An automatic stay is in effect with respect to actions against a person insured by Defendants as provided by TEX. INS. CODE §21A.008(d). Such stay is in effect for 90 days after the entry of this order, unless extended by this Court.

4.3	The stays in effect pursuant to TEX. INS. CODE §21A.008 shall be applicable to any actions described therein commenced either before or after the entry of this order.

V. OTHER ORDERS

5.1	This Agreed Order Appointing Rehabilitator and Permanent Injunction shall issue and become effective immediately, and shall continue in full force and effect until the entry of an order by this Court terminating rehabilitation entered under TEX. INS. CODE §21A.104.

5.2	Pursuant to TEX. INS. CODE §21A.054 (b), this Agreed Order Appointing Rehabilitator and Permanent Injunction constitutes a final judgment, provided that this Court shall retain jurisdiction to issue further orders pursuant to TEX. INS. CODE ANN. Chapter 21A.

5.3	Pursuant to TEX. INS. CODE § 21A.007(e), the Rehabilitator may provide notice of any application in the time periods prescribed in Rule 21a of the Texas Rules of Civil Procedure if he determines that an expedited hearing is necessary. In accordance with TEX. INS. CODE § 21A.007(d), the Rehabilitator may provide notice of any application by first class mail, electronic mail, or facsimile transmission, at his discretion.

5.4	This Agreed Order Appointing Rehabilitator and Permanent Injunction does not constitute a finding of Defendants’ insolvency, nor an order of liquidation of Defendants.

5.5	The terms of this Agreed Order Appointing Rehabilitator and Permanent Injunction shall not be construed to infringe upon the authority of any state insurance regulator in connection with any of Defendants’ affiliates that are domiciled in other states.

5.6	The State of Texas and the Attorney General of Texas shall have a claim for reasonable attorneys’ fees and court costs pursuant to TEX. CIV. PRAC. & REM. CODE ANN. §§ 64.051 and 66.003 and TEX. GOV’T CODE § 402.006, and the amount and payment of such claim are subject to the provisions of TEX. INS. CODE ANN. Chapter 21A.

5.7	Anyone over the age of 18 whom is not a party to nor interested in the outcome of this suit may serve all citations, writs and notices in this cause.

SIGNED at Austin, Travis County, Texas, on this the 28th day of June, 2006, at 1:40 o’clock p.m.

/s/ [ILLEGIBLE]
DISTRICT JUDGE PRESIDING

AGREED AS TO FORM AND SUBSTANCE

By:	/s/ Kara Kennedy
Kara Kennedy
Assistant Attorney General

ATTORNEYS FOR PLAINTIFF

THE TEXAS DEPARTMENT OF INSURANCE

By:	/s/ Rodney D. Bucker
Rodney D. Bucker

ATTORNEY FOR DEFENDANTS

VESTA FIRE INSURANCE CORPORATION,

VESTA INSURANCE CORPORATION,

SHELBY CASUALTY INSURANCE COMPANY,

THE SHELBY INSURANCE COMPANY,

TEXAS SELECT LLOYDS INSURANCE COMPANY and

SELECT INSURANCE SERVICES, INC.